Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
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[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                     Transnet Corporation
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                              TRANSNET CORPORATION
                                45 Columbia Road
                          Branchburg, New Jersey 08876
                                 (908) 253-0500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on March 8, 2007

                                   ----------

The Annual Meeting of Stockholders (the "Annual Meeting") of TransNet Corporation (the "Company" or "TransNet") will be held at the Company's offices, located at 45 Columbia Road, Branchburg, New Jersey 08876, on Thursday, March 8, 2007 at 10:00 a.m. local time, for the purpose of considering and acting upon the following matters:

     1.   Election of directors;

     2.   Such other business as shall properly come before the Annual Meeting.

The close of business on January 19, 2007 has been fixed as the record date for determining the stockholders of the Company who shall be entitled to notice of, and to vote at the Annual Meeting.

The Board of Directors wants as many stockholders as possible to be represented in person or by proxy at the Annual Meeting. Consequently, we ask that you sign and return the enclosed proxy, whether or not you plan to attend the Annual Meeting. Please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your card without indicating how you want to vote, your proxy will be counted as a vote FOR the election of directors. Even after you return the proxy card, you still have the power to revoke the proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

                                             By Order of the Board of Directors,

                                                              /s/ Steven J. Wilk
                                                              ------------------
                                                                  Steven J. Wilk
                                                                   PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER
Branchburg, New Jersey
January 22, 2007

--------------------------------------------------------------------------------
                                 IMPORTANT NOTE

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. No postage is required if mailed in the United States. This will ensure the presence of a quorum at the Annual Meeting and save the Company the expense and extra work of an additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy or voting your stock in person.
--------------------------------------------------------------------------------

                              TRANSNET CORPORATION
                                45 Columbia Road
                          Branchburg, New Jersey 08876
                                 (908) 253-0500

                                   ----------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MARCH 8, 2007

                                   ----------


PROXY STATEMENT

        This Proxy Statement of TransNet Corporation, a Delaware corporation ("TransNet" or the "Company"), is being sent in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time on Thursday, March 8, 2007 at TransNet's offices, located at 45 Columbia Road, Branchburg, New Jersey 08876.

        The approximate date that this Proxy Statement and the enclosed proxy card are first being sent to stockholders is January 22, 2007. Stockholders are encouraged to review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended June 30, 2006, a copy of which accompanies this Proxy Statement.

        All proxies that are properly filled in, signed and returned to the Company prior to or at the Annual Meeting will be voted in accordance with the instructions thereon. A proxy may be revoked by any stockholder at any time before it is voted by delivering a written notice to the Company's Legal Counsel, submitting a signed proxy bearing a later date, or appearing in person and voting at the Annual Meeting. The Board of Directors has fixed the close of business on January 19, 2007 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the Annual Meeting, or any postponement or adjournment thereof.

        The expenses of preparing, printing and mailing the proxy card and the material used in solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, the Company may use the services of some of its officers and regular employees (who will receive no additional compensation) to solicit proxies by telephone or in person. At present, the Company has no agreement with any firm to solicit proxies. The cost of soliciting proxies will be paid for by the Company. The Company may request that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.


SECURITIES OUTSTANDING, QUORUM AND VOTING RIGHTS

        Only stockholders of record at the close of business on January 19, 2007 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, the Company had 4,823,304 shares of common stock, $.01 par value per share (the "Common Stock"), outstanding. The Company's sole issued and outstanding class of capital stock is its Common Stock. Each share of Common Stock is entitled to one vote with respect to each matter to be acted upon at the Annual Meeting.

        The presence in person or by proxy of a majority of the outstanding shares of Common Stock (at least 2,411,653 shares) is required to constitute a quorum necessary for the transaction of business at the Annual Meeting. The election of directors requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock present in person or by proxy at the Annual Meeting

        For the election of directors, withholding the vote as to one or more nominees, which is the equivalent of abstaining, will have no effect on whether such nominee or nominees are elected.

        If a stockholder is the beneficial owner of shares held in "street name" by a bank or brokerage firm, such bank or brokerage firm, as the record holder of the shares, is required to vote those shares in accordance with such stockholder's instructions. If the stockholder does not give instructions to such bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to certain "discretionary" items, but will not be permitted to vote such stockholder's shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." The uncontested election of directors is generally considered a "discretionary" item for purposes of bank or brokerage voting.

        Shares treated as broker non-votes will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal.

        The Company's officers and directors owning and having the right to vote 698,200 shares representing approximately 14% of the outstanding shares of Common Stock have stated their present intention to vote their shares FOR the nominees for election as directors.


VOTING AND REVOCATION OF PROXIES

        If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer's full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

        Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to the voting of the proxy, by written notice to the Company's Corporate Legal Counsel, either by a later dated proxy signed and returned by mail or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.


PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each holder known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors and named executed officers individually, and (iii) all directors and officers of the Company as a group.

        The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

Name of Beneficial                 Amount of Shares                   Percent of
Owner                             Beneficially Owned                    Class
------------------                ------------------                  ----------

Anthony Chiarenza (a)                  420,000 (b)                     8.7%(c)

Steven J. Wilk (d)                     456,500 (f)                       9%(e)
John J. Wilk (d)                       225,500 (g)                       4%(e)
Jay A. Smolyn (d)                      133,000 (h)                       3%(e)
Susan M. Wilk (d)                      108,200 (i)                       2%(e)
Vincent Cusumano (d)                    15,000 (j)                        *(e)
Earle Kunzig (d)                        20,000 (k)                        *(e)
Raymond J. Rekuc (d)                     2,500 (l)                        *(e)

All officers and directors                960,700                       18%(d)
as a group (seven persons)

----------

(a) Based upon a Schedule 13G/A filed by Anthony Chiarenza and Key Equity Investors, Inc. on January 3, 2007. The address for both is 63-54 82nd Place, Middle Village, New York 11379.

(b) Includes 338,00 shares of the Corporation's Common Stock held by Mr. Chiarenza, and 82,000 shares held by Key Equity Investors, Inc., of which Mr. Chiarenza is President, Chairman, and Chief Executive Officer. As a result of his positions, Mr. Chiarenza is deemed to have beneficial ownership of shares held by Key Equity Investors, Inc.

(c) Based on 4,823,304 shares of the Corporation's Common Stock outstanding as of June 30, 2006.

(d) The address of all officers and directors is 45 Columbia Road, Somerville, New Jersey 08876.

(e) Based on 4,823,304 shares of the Corporation's Common Stock outstanding, plus 262,500 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days.

(f) Includes 100,000 shares that Mr. Wilk is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(g) Includes 50,000 shares that Mr. Wilk is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(h) Includes 50,000 shares that Mr. Smolyn is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(i) Includes 30,000 shares that Ms. Wilk is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(j) Includes 15,000 shares that Mr. Cusumano is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(k) Includes 15,000 shares that Mr. Kunzig is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(l) Includes 2,500 shares that Mr. Rekuc is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

*  Less than 1%.

BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors had two meetings in fiscal 2006.

        The Board of Directors has established an audit committee and a compensation committee. Additional information concerning each of the committees and the directors serving such committees follows.

        The audit committee is responsible for review of the Company's auditing, accounting, financial reporting and internal control functions and for the selection, approval and recommendation of independent accountants to the Board of Directors. In addition, the audit committee is expected to monitor the quality of the Company's accounting principles and financial reporting as well as the independence of, and the non-audit services provided by, the Company's independent accountants. The Board of Directors has adopted a written charter for the audit committee, a copy of which is attached to this Proxy Statement as Appendix A. A report of the audit committee appears in this Proxy Statement. The audit committee is comprised of Messrs. Rekuc (Chairman), Cusumano and Kunzig, all of whom are independent directors in accordance with the definition of "independent director" established by the corporate governance rules of The Nasdaq National Market. (Although the Company's Common Stock is not quoted on the Nasdaq National Market, the Company has used the Nasdaq National Market's independence criteria in making this judgment in accordance with applicable SEC rules.) Mr. Rekuc serves as the Company's audit committee financial expert. The audit committee held two meetings during the year ended June 30, 2006.

        The compensation committee reviews, evaluates and advises the Board of Directors in matters relating to the Company's compensation of and other employment benefits for executive officers. The compensation committee is comprised of Messrs. Kunzig (Chairman) and Cusumano. The compensation committee held one meeting during the year ended June 30, 2006.

        For the fiscal year ended June 30, 2006, each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which such director served.

        The Company does not have a nominating committee. The full Board of Directors performs the functions of a nominating committee. The Board of Directors does not believe it needs a separate nominating committee because the full Board of Directors includes three independent directors, Messrs. Cusumano, Kunzig, and Rekuc, and has the time and resources to perform the function of selecting board nominees.

        The Board of Directors will consider candidates recommended by stockholders, directors, officers and other sources for nomination as a director. In evaluating such recommendations, the Board of Directors will consider its needs and those of the Company and evaluate each director candidate in light of, among other things, the candidate's past experience and qualifications.

        In accordance with certain provisions contained in the Company's bylaws, a stockholder recommendation of a director candidate must be received no later than 60 days nor more than 90 days prior to the meeting. In the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made in order to be deemed timely. Although the Board of Directors does not maintain a written policy with respect to shareholder recommendations, all such recommendations must, at a minimum, be accompanied by the following information:

    o   the stockholder's name and address;

    o   the number of shares owned by such stockholder; and

    o the candidate's biographical information, including name, residential and business address, telephone number, age, employment history (past and present), the number of shares of the company which are beneficially owned by such person, and any other information relating to such person that is required to be disclosed by the Company in the filings in makes with the SEC.

        As no stockholder recommendations were received with respect to the current Annual Meeting, the Board of Directors does not believe it requires a written policy for handling such stockholder recommendation.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Any stockholder desiring to send communications to the Board of Directors or any individual director, may forward such communication to the Legal Counsel of the Company at the Company's corporate offices. The Legal Counsel will collect and organize all such communications and forward them to the Board of Directors and any such individual director.


POLICY REGARDING ATTENDANCE AT ANNUAL MEETINGS

        The Company encourages, but does not require, directors to attend the annual meeting of stockholders. Last year all of the Company's directors were present at the annual meeting of shareholders.


BIOGRAPHICAL INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below is biographical information regarding directors and executive officers of the Company. Unless otherwise noted, each director has held the indicated position for at least five years.

        JOHN J. WILK*, 78, was the President and Chief Executive Officer of TransNet since its inception in 1969 until May 1986, when he was elected as Chairman of the Board of Directors.

        STEVEN J. WILK*, 49, has been the President and Chief Executive Officer of TransNet since May 1986. He was elected as a director of TransNet in April 1989.

        JAY A. SMOLYN, 51, has been employed at TransNet since 1976 and in April 1985 became Vice President, Operations. He was elected as a director of TransNet in March 1990.

        VINCENT CUSUMANO, 71, has served as a director of TransNet since 1977. He is the President and Chief Executive Officer of Cusumano Perma-Rail Corporation of Roselle Park, New Jersey, distributors and installers of exterior iron railings.

        EARLE KUNZIG, 67, has served as a director of TransNet director since 1976. He is Vice President of Sales and a principal of Hardware Products Sales, Inc., Wayne, New Jersey, a broker of used computer equipment and provider of computer maintenance services.

        RAYMOND J. REKUC, 61, has served as a director of TransNet since 1983. He is the principal of Raymond J. Rekuc, Certified Public Accountant, an accounting firm located in Washington Township, New Jersey. Mr. Rekuc is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

        SUSAN M. WILK* joined TransNet in November 1987 as Director of Administration, and was named Legal Counsel in 1994. She was elected a director of TransNet in March 1990. Prior to joining TransNet, Ms.Wilk was an attorney with the U.S. Securities and Exchange Commission and the Federal Home Loan Bank Board.

        * John J. Wilk, Chairman of the Board, is the father of Steven J. Wilk, a director and the President and Chief Executive Officer of the Company, and Susan M, Wilk, a director and Legal Counsel of the Company.

DIRECTORS' COMPENSATION

        Directors who are salaried employees receive no additional compensation for services as a director or as a member of any committee of the board of directors. Directors who are not officers or employees of the Company receive an annual retainer of $5,000. Such directors do not receive additional fees for their service on a committee of the board of directors. During fiscal 2006, the Company paid an annual retainer fee of $5,000 to each of its three outside directors.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the compensation paid or accrued by the Corporation during the three years ended on June 30, 2006, to its Chief Executive Officer and each of its other executive officers whose total annual salary and bonus for the fiscal year ended June 30, 2006 exceeded $100,000. All of the Corporation's group life, health, hospitalization or medical reimbursement plans, if any, do not discriminate in scope, terms or operation, in favor of the executive officers or directors of the Corporation and are generally available to all full-time salaried employees.

                           SUMMARY COMPENSATION TABLE

                                                                                           Long-Term
                                    Annual Compensation                                  Compensation
                          -------------------------------------------   ------------------------------------------------
                                                                        Securities
                             Year                                       Underlying
Name and                     Ended                        Other Annual    Options   Restricted      LTIP       All Other
Principal Position         June 30,    Salary     Bonus   Compensation     SARs    Stock Awards    Payouts   Compensation
-------------------------------------------------------------------------------------------------------------------------
Steven J. Wilk                2006     $300,000     $0        $0            0           0            $0           0
 President and Chief          2005     $300,000     $0        $0            0           0            $0           0
 Executive Officer            2004     $300,000     $0        $0            0           0            $0           0

Jay Smolyn                    2006     $180,000     $0        $0            0           0            $0           0
  Vice President              2005     $180,000     $0        $0            0           0            $0           0
  Operations                  2004     $180,000     $0        $0            0           0            $0           0


                        OPTION GRANTS IN LAST FISCAL YEAR
                               (individual grants)

        No options were granted during fiscal 2006.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth information with respect to the Named Executive Officer concerning the exercise of options during fiscal 2006 and the number and value of unexercised options held as of the end of fiscal 2006.

                                                                                                      Value of
                                                                      Number of Securities           Unexercised
                                                                           Underlying               In-the-Money
                                                                       Unexercised Options        Options at Fiscal
                             Number of                                 at Fiscal Year End;          Year End ($);
 Name of Executive        Shares Acquired                                 (Exercisable/             (Exercisable/
      Officer               on Exercise        Value Realized ($)        Unexercisable)            Unexercisable)
 -----------------        ---------------      ------------------    ---------------------        -----------------
Steven J. Wilk                   0                      0                   100,000/0                 $45,000/0
Jay A. Smolyn                    0                      0                   50,000/0                   $22,500/0


EMPLOYMENT CONTRACTS WITH EXECUTIVE OFFICERS

        TransNet has employment contracts in effect with Steven J. Wilk and Jay
A. Smolyn, both of which expire on June 30, 2008. Pursuant to the employment contracts, Steven J. Wilk's annual salary shall be "at least" $300,000 and Mr. Smolyn's salary shall be "at least" $165,000 or, in each case, such greater amount as may be approved from time to time by the Board of Directors. The contracts also provide for additional incentive bonuses to be paid with respect to each of the Company's fiscal years based upon varying percentages of the Company's consolidated pre-tax income exclusive of extraordinary items (3% of the first $500,000, 4% of the next $500,000, 5% of the next $4,000,000 and 6% of amounts in excess of $5,000,000 for Steven J. Wilk, and 2% of pre-tax income in excess of $100,000 to the first

$500,000 and 3% in excess of $500,00 for Mr. Smolyn). Steven J. Wilk's employment contract provides for a continuation of full amount of salary payments for 6 months and 50% of the full amount for the remainder of the term in the event of illness or injury.

        In addition, the employment contracts contain terms regarding the event of a hostile change of control of the Company and a resultant termination of the employee's employment prior to expiration of the employment contract. These terms provide that Mr. Smolyn would receive a lump sum payment equal to 80% of the greater of his then current annual salary or his previous calendar year's gross wages including the additional incentive compensation multiplied by the lesser of five or the number of years remaining in the contract. In the case of Steven J. Wilk, the contract provides that in the event of termination of employment due to a hostile change in control, he may elect to serve as consultant at his current salary and performance bonus for a period of five years beginning at the date of the change in control, or he may elect to receive a lump sum payment which would be the greater of 80% of his then current salary or 80% of his previous year's gross wages times five. The contract for Mr. Smolyn provides that the Company may terminate his employment, with or without cause. If the termination is without cause, the Company shall pay him an amount equal to compensation payable for a period of one-half of the contract period remaining, not to exceed compensation for 18 months. Steven J. Wilk's employment agreement provides that should the Company terminate his employment (other than for the commission of certain willful criminal acts), he may elect to continue as a consultant to the Company at his then current compensation level, including the performance bonus, for the lesser of two (2) years or the remainder of the contract term or he may elect to receive a lump sum payment equal to eighty percent of his then current salary plus incentive bonus times the lesser of two
(2) years or the remainder of the contract.

STOCK OPTION PLAN

        The Company has adopted a stock-based incentive compensation plan, the TransNet Corporation 2000 Stock Option Plan. The purposed of the Company's 2000 Stock Option Plan is to advance the interests of the Company and its stockholders by providing additional incentives to the Company's management and employees, and to reward achievement of corporate goals. The Stock Option Plan was originally approved by stockholders at the Annual Meeting of Stockholders in February 2000. The Stock Option Plan provides for the grant of both non-qualified stock options and incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as well as providing for the granting of restricted stock and deferred stock awards, covering, in the aggregate, 500,000 shares of the Company's Common Stock.

        Awards under the Stock Option Plan may be made or granted to employees, officers, Directors and consultants, as selected by the Board of Directors. The Stock Option Plan is administered by the entire Board of Directors.

RETIREMENT PLAN

        Effective March 1, 1995, the Company adopted a 401(k) plan covering all eligible employees. Under the terms of the 401(k) plan, participating employees may contribute pre-tax salary deferral into the 401(k) Plan and to direct the investment of these contributions. The Company matches up to 20% of the employee's contribution, not to exceed 4% of the employee's compensation. The Company's contribution for the year ended June 30, 2006 for its named executive officers was as follows: Steven J. Wilk $894 and Jay A. Smolyn $1,194.


                              CERTAIN TRANSACTIONS

        In December 2003, East Coast Property Management, LLC, ("East Coast"), a limited liability corporation owned by Steven J. Wilk and Jay A. Smolyn, executive officers and directors of the Corporation, purchased the property occupied by the Corporation and assumed the "net-net" lease held by the former owner. In April 2004, a lease was executed by East Coast and the Corporation. The annual rental payment to be made by the Corporation to East Coast in fiscal 2006 was $172,348, and in fiscal 2007 will be $185,605.


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

        During fiscal 2006, there were no compensation committee interlocks.

                      REPORT OF THE COMPENSATION COMMITTEE

        Compensation of the Company's executive officers is intended to attract, retain and award persons who are essential to the enterprise. The fundamental policy of the Company's executive officer compensation program is to offer competitive compensation to executive officers that appropriately rewards the individual executive officer's contribution to corporate performance. The compensation committee of the Board of Directors utilizes subjective criteria for evaluation of individual performance. The compensation committee of the Board of Directors focuses on two primary components of the Company's executive officer compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and incentive bonus compensation.

        The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officer is entitled to benefits, other than through the Company's 401(k) plan which is available to all full-time employees, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. The Company has adopted the TransNet Corporation 2000 Stock Option pursuant to which the Board of Directors can award its executive officers non-qualified stock options and incentive stock options, as defined in
Section 422 of the Internal Revenue Code of 1986, as well as grants of restricted stock and deferred stock awards. Executive officers may participate in group life and health plans if and when such plans are available generally to all employees. The compensation committee of the Board of Directors is satisfied that the Company's compensation for its executive officers, including awards of stock-based compensation under the TransNet Corporation 2000 Stock Option Plan, are structured and operated to create strong alignment with the long-term best interests of the Company and its stockholders.

        The compensation of the Company's Chief Executive Officer, Mr. Steven J. Wilk, and Vice President - Operations, Mr. Jay Smolyn, for fiscal 2006 consisted of a base salary and incentive bonus based upon the Company achieving certain specified levels of pre-tax income. The determination by the compensation committee of the Board of Directors of Messrs. Wilk and Smolyn's remuneration is based upon methods consistent with those used for similarly situated officers. The compensation committee of the Board of Directors considers certain quantitative factors, including the Company's financial, strategic and operating performance for the year. The qualitative criteria include Messrs. Wilk and Mr. Smolyn's leadership qualities and management skills, as exhibited by their respective innovations, time and effort devoted to the Company and other general considerations. The compensation committee of the Board of Directors also takes notice of comparable remuneration of other CEO's at similar companies. Based on the performance of the Company, the compensation committee of the Board of Directors believes that Messrs. Wilk and Mr. Smolyn's compensation was appropriate.


                                                          Earl Kunzig (Chairman)
                                                                Vincent Cusumano

                          REPORT OF THE AUDIT COMMITTEE

        The responsibilities of the audit committee are discussed under "Board of Directors and Committees" on page 4 of this Proxy Statement.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards, and to issue a report thereon. The responsibility of the audit committee of the Board of Directors is to monitor and oversee these processes.

        Consistent with the foregoing the members of the audit committee:

            o have reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2006.

            o have discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

            o have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent public accountants their independence.

        Based on the review and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006.

        The undersigned members of the audit committee have submitted this report to the Board of Directors.

                                                     Raymond J. Rekuc (Chairman)
                                                                Vincent Cusumano
                                                                    Earle Kunzig

                        ACTION TO BE TAKEN AT THE MEETING

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

        Three directors of the Company are to be elected at the Annual Meeting. The Company has a classified board, under which each class of directors is elected to serve a term of three years. Class III directors are being elected at this year's meeting. The Company's Board of Directors has proposed that the following three nominees be elected at this Annual Meeting: Raymond J. Rekuc, Steven J. Wilk, and Susan M. Wilk.

        The Company has no reason to believe that any of the nominees for the office of director will not be available for election as a director. If any of the nominees become unwilling or unable to accept nomination for election, however, it is intended that the individuals named in the enclosed proxy may vote for the election of such other persons as management of the Company may recommend.


VOTE REQUIRED

        The election of directors requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock present in person or by proxy at the Annual Meeting.


RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Company's Board of Directors recommends that each of the above nominees be elected as a director.

                             STOCK PRICE PERFORMANCE

Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock for the past five fiscal years, based on the market price of the Common Stock, with the cumulative total return of companies in the Russell 2000 and RDG Technology Composite Indices. The Company believes that the Russell 2000 Index, a leading index of small cap companies is more relevant to the Company than the S&P 500 Index and the S&P Information Technology Group, and has transitioned to this comparison.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
               Among Transnet Corporation, The Russell 2000 Index
                     And The RDG Technology Composite Index

        [The table below represents a line chart in the printed report.]

--------------------------------------------------------------------------------
                              6/01      6/02    6/03     6/04     6/05     6/06
--------------------------------------------------------------------------------

Transnet Corporation         100.00    78.00    79.33   107.59   102.73    86.76
Russell 2000                 100.00    91.33    89.83   119.80   131.12   150.23
RDG Technology Composite     100.00    62.20    67.16    83.85    80.05    83.70

* $100 invested on 6/30/01 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.


                                                                                             Begin:   6/30/2001
                                                                                        Period End:   6/30/2006
Transnet -NASB                                                                                 End:   6/30/2006
C000023428
                                       Beginning
              Transaction   Closing      No. Of     Dividend    Dividend      Shares      Ending     Cum. Tot.
    Date*        Type       Price**    Shares***    per Share     Paid      Reinvested    Shares      Return
    -----     -----------   -------    ---------    ---------   --------    ----------    ------     ---------
    30-Jun-01     Begin      1.500       66.67                                            66.667      100.00

    30-Jun-02   Year End     1.170       66.67                                            66.667       78.00

    30-Jun-03   Year End     1.190       66.67                                            66.667       79.33

    12-May-04   Dividend     1.700       66.67         0.07        4.67        2.745      69.412      118.00
    30-Jun-04   Year End     1.550       69.41                                            69.412      107.59

    30-Jun-05   Year End     1.480       69.41                                            69.412      102.73

    30-Jun-06      End       1.250       69.41                                            69.412       86.76


*   Specified ending dates or ex-dividends dates.
** All Closing Prices and Dividends are adjusted for stock splits and stock dividends.
*** 'Begin Shares' based on $100 investment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Moore Stephens, P.C., certified independent public accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006. Moore Stephens has served as the Company's auditors since 1977. Representatives of Moore Stephens are not expected to be present at the Annual Meeting.

        The following table sets forth the aggregate fees billed to the Corporation by Moore Stephens during fiscal 2006 and 2005.

                                         2006                       2005
                                         ----                       ----

        Audit Fees                      $54,500                   $52,000
        ----------

        Audit Related Fees              $13,500                    $7,500
        ------------------

        Tax Fees                         $8,250                    $7,830
        --------

        All Other Fees                        0                         0
        --------------

        Total                           $76,250                   $67,330
        -----


        The audit committee pre-approves all audit and permissible non-audit services provided to the Corporation by Moore Stephens. The non-audit services include audit-related services, tax services and other services.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Based solely on a review of Forms 3 and 4 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, or representations that no Forms 5 were required, the Company believes that with respect to fiscal 2006, its officers, directors and beneficial owners of more than 10% of its shares of Common Stock timely complied with all applicable Section 16(a) filing requirements.


STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

        Any stockholder proposals submitted pursuant to the SEC's Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 2007 annual meeting of stockholders must be received by the Company on or before September 1, 2007. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to:
TransNet Corporation, 45 Columbia Road, Somerville, New Jersey 08876, Attention:
General Counsel.

        Stockholder proposals or director nominations to be presented at the 2007 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC's Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not more than ninety (90) days and not less than sixty (60) days prior to the Company's annual meeting of stockholders. For the Company's 2007 annual meeting of stockholders, the Company must receive such proposals and nominations no later than October 1, 2007. In the event that less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2007 annual meeting was mailed or such public disclosure. Proposals must also comply with the other requirements contained in the Company's bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

OTHER MATTERS

        The Company does not know of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the proxies in accordance with their judgement on such matters.

                                             By Order of the Board of Directors,

                                                              /s/ Steven J. Wilk
                                                              ------------------
                                                                  Steven J. Wilk
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


Branchburg, New Jersey
January 22, 2007

                              TRANSNET CORPORATION
          REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Stockholders - March 8, 2007

The undersigned, a stockholder of TransNet Corporation (the "Company") hereby appoints John J. Wilk and Steven J. Wilk or either of them, as proxy or proxies of the undersigned, with full power of substitution, to vote, in the name, place and stead of the undersigned, with all of the powers which the undersigned would possess if personally present, on behalf of the undersigned, all the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of TransNet Corporation to be held at 10:00 A.M. (local time) on Thursday, March 8,2007, at TransNet Corporation, 45 Columbia Road, Branchburg, New Jersey 08876 and at any and all adjournments thereof. The undersigned directs that this Proxy be voted as follows:

1.  To elect directors for the ensuing three years (Proposal One)

[ ] FOR all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:  RAYMOND J. REKUC, STEVEN J. WILK, SUSAN M. WILK

(Instructions: To withhold authority for an individual nominee, write that nominee's name on the line provided.)

--------------------------------------------------------------------------------

2. In their discretion, on all other business that may properly come before the meeting. [ ] AUTHORITY GRANTED [ ] AUTHORITY WITHHELD

                                (Continued and To be Signed on the Reverse Side)

The Board of Directors recommends a vote FOR the foregoing. UNLESS OTHERWISE SPECIFIED AS ABOVE PROVIDED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT. IN ADDITION, DISCRETIONARY AUTHORITY IS CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING UNLESS SUCH AUTHORITY IS SPECIFICALLY WITHHELD.

Stockholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. No postage is required if returned in the enclosed envelope and mailed in the United States. Receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement of the Board of Directors and Annual Report is acknowledged.

                                         Dated:__________________________, 200__

                                         _______________________________________

                                         _______________________________________
                                                 Signature of Shareholder

                                         Please sign  exactly as name appears on
                                         this Proxy. If shares are registered in
                                         more than one name,  the  signatures of
                                         all  such  persons  are   required.   A
                                         corporation  should  sign  in its  full
                                         corporate  name  by a  duly  authorized
                                         officer,  stating his title.  Trustees,
                                         guardians, executors and administrators
                                         should sign in their official capacity,
                                         giving  their full title as such.  If a
                                         partnership, please sign in partnership
                                         name by authorized person.